                                                                EXHIBIT h(29)(d)



                                 AMENDMENT NO. 3

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, PFL Life Insurance Company, an Iowa life insurance company, and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A

      FUNDS AVAILABLE UNDER THE                 SEPARATE ACCOUNTS                         POLICIES FUNDED BY THE
              POLICIES                          UTILIZING THE FUNDS                          SEPARATE ACCOUNTS
AIM V.I. Capital Appreciation Fund              PFL Retirement Builder Variable   PFL Life Insurance Company Policy Form No.
AIM V.I. Government Securities Fund             Annuity Account                   AV288-101-95-796 (including successors
AIM V.I. Growth Fund                                                              forms, addenda and endorsements may vary by
AIM V.I. Growth & Income Fund                   Legacy Builder Variable Life      state under marketing names:  "Retirement
AIM V.I. International Equity Fund              Separate Account                  Income Builder Variable Annuity", "Portfolio
AIM V.I. Value Fund                                                               Select Variable Annuity")
                                                PFL Variable Life
                                                Account A                         PFL Life Insurance Company Policy Form No.'s
                                                                                  VL20 & JL20 under the marketing name "Legacy
                                                                                  Builder II"

                                                                                  PFL Life Insurance Company Policy Form No.
                                                                                  WL851 136 58 699 under the marketing name
                                                                                  "Legacy Builder Plus"

                                                                                  PFL Life Insurance Company Policy Form No.
                                                                                  APUL0600 699 under the marketing name
                                                                                  "Variable Protector"




         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

         Effective Date:  August 1, 1999

                                           AIM VARIABLE INSURANCE FUNDS, INC.


Attest:  /s/ Nancy L. Martin               By:  /s/ Robert H. Graham
      --------------------------------       ------------------------------
Name:    Nancy L. Martin                   Name:   Robert H. Graham
Title:   Assistant Secretary               Title:  President

                                           A I M DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin                By: /s/ Michael J. Cemo
      --------------------------------        ------------------------------
Name:   Nancy L. Martin                    Name:   Michael J. Cemo
Title:  Assistant Secretary                Title:  President



                                           PFL LIFE INSURANCE COMPANY


Attest: /s/ Frank A. Camp                  By:   /s/ William L. Busler
      --------------------------------       ------------------------------
Name:       Frank A. Camp                  Name:     William L. Busler
      --------------------------------         ----------------------------
Title:      Vice President                 Title:    President
      --------------------------------         ----------------------------




                                           AFSG SECURITIES CORPORATION


Attest: /s/ Frank A. Camp                  By:   /s/ Larry N. Norman
      --------------------------------         ------------------------------
Name:       Frank A. Camp                  Name:     Larry N. Norman
      --------------------------------         ------------------------------
Title:      Secretary                      Title:    President
      --------------------------------         ------------------------------